Income Taxes (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2018
Income Taxes (Textual)
Net deferred taxes	$ 3,775,351	$ 4,966,666
Corporate federal income tax rate, description	The Jobs act significantly revised the U.S. Corporate income tax by lowering the corporate federal income tax rate from 35% to 21% effective January 1, 2018.
Valuation allowance	$ 1,320,415	1,191,315
U.S. net operating loss carryforwards	$ 17,977,860	$ 19,596,000